UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

Massachusetts Investors Trust

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

12/31/08

MIT-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 17, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.1%
Procter & Gamble Co.	2.9%
Abbott Laboratories	2.8%
Roche Holding AG	2.6%
Johnson & Johnson	2.6%
Lockheed Martin Corp.	2.6%
AT&T, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
TOTAL S.A., ADR	2.5%
International Business Machines Corp.	2.5%

Equity sectors
Health Care	16.2%
Consumer Staples	14.2%
Technology	13.5%
Financial Services	12.4%
Energy	10.7%
Utilities & Communications	7.9%
Industrial Goods & Services	7.4%
Retailing	5.2%
Basic Materials	4.0%
Leisure	3.2%
Special Products & Services	2.2%
Transportation	0.6%
Autos & Housing	0.5%

Percentages are based on net assets as of 12/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2008, Class A shares of the Massachusetts Investors Trust (the “fund”) provided a total return of –32.81%, at net asset value. This compares with a return of –37.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face

Management Review – continued

of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Strong stock selection in the financial services sector contributed to the fund’s performance relative to the S&P 500 Index during the reporting period. The fund’s positioning in insurance company American International Group (AIG) (g) aided results as this small position was closed prior to significant declines in its price. Not owning financial services firm Citigroup also boosted relative returns.

Favorable security selection in the industrial goods and services sector was also a positive factor for relative performance. Not owning weak-performing diversified industrial conglomerate General Electric benefited relative results. Defense contractor Lockheed Martin was another relative contributor within this sector. Shares of Lockheed Martin outperformed in recent months as investors reacted positively to news of several contract wins, including a contract for F-35 jets for the Air Force and a new global positioning satellite contract.

A combination of stock selection and an overweighted position in the health care sector contributed to relative returns. Among the fund’s top relative contributors were Swiss pharmaceutical and diagnostic company Roche Holding (aa), pharmaceutical and medical products maker Abbott Laboratories, and biotech firm Genzyme. Shares of Genzyme fared better than the sector overall due to strong sales growth in its drug products, particularly a significant jump, in the latter part of the reporting period, in sales of its rare genetic disorder drug Myozyme.

Elsewhere, the fund’s holdings of food companies Nestle (Switzerland) (aa) and General Mills (g) had a positive impact on relative results.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the leisure sector was the principal detractor from the fund’s relative performance. Not owning fast food giant McDonald’s, which outperformed the benchmark over the reporting period, hindered relative results.

In the retailing sector, security selection also dampened relative returns. Not owning strong-performing retail giant Wal-Mart hurt relative returns, while the fund’s position in high-end department store Nordstrom was another top detractor. Nordstrom’s shares suffered as the upscale department store reported a drop in net income, in the latter part of the reporting period, given the struggling economy.

Management Review – continued

Security selection in the energy sector also held back relative performance. Our underweighted position in integrated oil and gas company Exxon Mobil, which outperformed the benchmark over the reporting period, dampened relative results. Oil and gas drilling equipment manufacturer National Oilwell Varco was also a relative detractor within this sector. Shares of National Oilwell Varco declined due to the tremendous price pullback in the energy commodity market. Not owning energy company Chevron also hurt.

Elsewhere, the fund’s holdings in insurance and investment company Genworth Financial (g) was a negative factor. Not owning pharmaceutical company Pfizer, telecommunications services provider Verizon Communications, and strong-performing brewing giant Anheuser-Busch also held back relative performance.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/08

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 12/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	7/15/24	(32.81)%	0.13%	(1.54)%
B	9/07/93	(33.25)%	(0.53)%	(2.18)%
C	7/01/96	(33.24)%	(0.52)%	(2.18)%
I	1/02/97	(32.55)%	0.48%	(1.19)%
R1	4/01/05	(33.26)%	(0.59)%	(2.21)%
R2	10/31/03	(32.91)%	(0.18)%	(2.01)%
R3	4/01/05	(32.70)%	0.14%	(1.54)%
R4	4/01/05	(32.57)%	0.34%	(1.44)%
529A	7/31/02	(32.90)%	(0.10)%	(1.69)%
529B	7/31/02	(33.36)%	(0.75)%	(2.32)%
529C	7/31/02	(33.36)%	(0.74)%	(2.31)%

Comparative benchmark

Standard & Poor’s 500 Stock Index (f)	(37.00)%	(2.19)%	(1.38)%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(36.68)%	(1.05)%	(2.12)%
B With CDSC (Declining over six years from 4% to 0%) (x)	(35.88)%	(0.89)%	(2.18)%
C With CDSC (1% for 12 months) (x)	(33.89)%	(0.52)%	(2.18)%
529A With Initial Sales Charge (5.75%)	(36.76)%	(1.28)%	(2.27)%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(35.98)%	(1.11)%	(2.32)%
529C With CDSC (1% for 12 months) (x)	(34.01)%	(0.74)%	(2.31)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Class R3, Class R4, and Class 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2, and Class 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

July 1, 2008 through December 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	Expenses Paid During Period (p) 7/01/08-12/31/08
A	Actual	0.91%	$1,000.00	$733.73	$3.97
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
B	Actual	1.56%	$1,000.00	$731.16	$6.79
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91
C	Actual	1.56%	$1,000.00	$731.32	$6.79
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91
I	Actual	0.56%	$1,000.00	$735.12	$2.44
	Hypothetical (h)	0.56%	$1,000.00	$1,022.32	$2.85
R1	Actual	1.56%	$1,000.00	$731.26	$6.79
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91
R2 (formerly R3)	Actual	1.06%	$1,000.00	$733.02	$4.62
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38
R3 (formerly R4)	Actual	0.81%	$1,000.00	$734.15	$3.53
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
R4 (formerly R5)	Actual	0.56%	$1,000.00	$734.84	$2.44
	Hypothetical (h)	0.56%	$1,000.00	$1,022.32	$2.85
529A	Actual	1.01%	$1,000.00	$733.38	$4.40
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13
529B	Actual	1.66%	$1,000.00	$730.56	$7.22
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42
529C	Actual	1.66%	$1,000.00	$730.80	$7.22
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

12/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 4.8%
Lockheed Martin Corp.	792,215	$66,609,437
United Technologies Corp.	1,048,202	56,183,627

		$122,793,064
Alcoholic Beverages - 1.7%
Diageo PLC	3,052,380	$42,460,220
Diageo PLC, ADR	1,653	93,791

		$42,554,011
Apparel Manufacturers - 1.3%
NIKE, Inc., “B”	659,727	$33,646,077

Automotive - 0.5%
Bayerische Motoren Werke AG	445,060	$13,680,628

Biotechnology - 4.0%
Amgen, Inc. (a)	426,116	$24,608,199
Genzyme Corp. (a)	784,124	52,042,310
Gilead Sciences, Inc. (a)	510,182	26,090,708

		$102,741,217
Broadcasting - 1.7%
Walt Disney Co.	1,960,132	$44,475,395

Brokerage & Asset Managers - 0.5%
Charles Schwab Corp.	841,733	$13,610,823

Business Services - 2.2%
Amdocs Ltd. (a)	1,677,331	$30,678,384
Visa, Inc., “A”	467,874	24,539,991

		$55,218,375
Chemicals - 2.3%
3M Co.	677,776	$38,999,231
PPG Industries, Inc.	438,650	18,611,920

		$57,611,151

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 2.3%
Oracle Corp. (a)	3,283,082	$58,209,044

Computer Software - Systems - 4.7%
Apple, Inc. (a)	206,004	$17,582,441
EMC Corp. (a)	2,068,592	21,658,158
Hewlett-Packard Co.	455,900	16,544,611
International Business Machines Corp.	755,363	63,571,350

		$119,356,560
Consumer Goods & Services - 6.3%
Colgate-Palmolive Co.	482,073	$33,041,283
International Flavors & Fragrances, Inc.	696,481	20,699,415
Procter & Gamble Co.	1,212,377	74,949,146
Reckitt Benckiser Group PLC	863,543	32,170,797

		$160,860,641
Electrical Equipment - 1.8%
Danaher Corp.	614,884	$34,808,583
Rockwell Automation, Inc.	357,590	11,528,702

		$46,337,285
Electronics - 3.7%
Intel Corp.	3,412,536	$50,027,778
National Semiconductor Corp.	1,973,315	19,871,282
Samsung Electronics Co. Ltd., GDR	125,825	22,019,375
SanDisk Corp. (a)	353,206	3,390,778

		$95,309,213
Energy - Independent - 0.8%
EOG Resources, Inc.	297,025	$19,775,925

Energy - Integrated - 8.3%
Exxon Mobil Corp.	999,132	$79,760,708
Hess Corp.	847,743	45,472,935
Marathon Oil Corp.	800,495	21,901,543
TOTAL S.A., ADR	1,150,733	63,635,535

		$210,770,721
Food & Beverages - 4.5%
Nestle S.A.	1,383,411	$54,523,790
Nestle S.A., ADR	3,247	128,906
PepsiCo, Inc.	1,082,719	59,300,520

		$113,953,216

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - 1.3%
CVS Caremark Corp.	1,162,740	$33,417,148

Gaming & Lodging - 1.5%
Carnival Corp.	970,220	$23,595,750
International Game Technology	484,388	5,759,373
Ladbrokes PLC	3,410,772	9,121,861
Ladbrokes PLC, ADR	7,571	20,593

		$38,497,577
General Merchandise - 1.0%
Kohl’s Corp. (a)	350,312	$12,681,294
Target Corp.	379,400	13,100,682

		$25,781,976
Insurance - 2.9%
MetLife, Inc.	1,129,611	$39,378,239
Travelers Cos., Inc.	773,297	34,953,024

		$74,331,263
Internet - 1.0%
Google, Inc., “A” (a)	84,459	$25,983,811

Machinery & Tools - 0.8%
Eaton Corp.	388,177	$19,296,279

Major Banks - 8.7%
Bank of America Corp.	1,745,885	$24,582,061
Bank of New York Mellon Corp.	1,649,912	46,742,007
Goldman Sachs Group, Inc.	224,100	18,911,799
JPMorgan Chase & Co.	2,038,183	64,263,910
State Street Corp.	941,215	37,017,986
Wells Fargo & Co.	1,052,975	31,041,703

		$222,559,466
Medical Equipment - 2.9%
Medtronic, Inc.	1,441,372	$45,287,908
Zimmer Holdings, Inc. (a)	702,615	28,399,698

		$73,687,606
Natural Gas - Distribution - 0.6%
Questar Corp.	445,506	$14,563,591

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 1.8%
Cisco Systems, Inc. (a)	2,090,625	$34,077,188
Nokia Corp., ADR	794,076	12,387,586

		$46,464,774
Oil Services - 1.6%
Halliburton Co.	962,058	$17,490,214
National Oilwell Varco, Inc. (a)	190,577	4,657,702
Noble Corp.	831,228	18,361,827

		$40,509,743
Other Banks & Diversified Financials - 0.3%
American Express Co.	404,049	$7,495,109

Pharmaceuticals - 9.3%
Abbott Laboratories	1,335,202	$71,259,731
Johnson & Johnson	1,119,494	66,979,326
Merck & Co., Inc.	1,000,245	30,407,448
Roche Holding AG	438,664	67,525,169
Roche Holding Ltd., ADR	2,039	156,085

		$236,327,759
Specialty Chemicals - 1.7%
Linde AG	315,800	$26,724,093
Praxair, Inc.	302,532	17,958,300

		$44,682,393
Specialty Stores - 1.6%
Nordstrom, Inc.	1,180,145	$15,707,730
Staples, Inc.	1,338,763	23,990,633

		$39,698,363
Telecommunications - Wireless - 1.4%
America Movil S.A.B. de C.V., “L”, ADR	305,585	$9,470,079
Rogers Communications, Inc., “B”	914,567	27,108,246

		$36,578,325
Telephone Services - 2.5%
AT&T, Inc.	2,262,370	$64,477,545

Tobacco - 1.7%
Altria Group, Inc.	773,692	$11,651,802
Philip Morris International, Inc.	746,802	32,493,355

		$44,145,157

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - 0.6%
FedEx Corp.	236,322	$15,160,056

Utilities - Electric Power - 3.4%
Exelon Corp.	666,638	$37,071,739
FirstEnergy Corp.	252,510	12,266,936
FPL Group, Inc.	465,850	23,446,231
Wisconsin Energy Corp.	347,700	14,596,446

		$87,381,352
Total Common Stocks (Identified Cost, $2,969,604,695)		$2,501,942,639

Money Market Funds (v) - 2.0%
MFS Institutional Money Market Portfolio, 0.37%, at Cost and Net Asset Value	51,463,634	$51,463,634

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
Citigroup, Inc. - January 2009 @ $10 (a)	14,534	$43,602
Citigroup, Inc. - March 2009 @ $12.5 (a)	15,261	198,393
Total Call Options Purchased (Premiums Paid, $1,952,715)		$241,995
Total Investments (Identified Cost, $3,023,021,044)		$2,553,648,268

Other Assets, Less Liabilities - (0.0)%		(983,268)
Net Assets - 100.0%		$2,552,665,000

(a)	Non-income producing security.
(v)	Underlyng fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,971,557,410)	$2,502,184,634
Underlying funds, at cost and value	51,463,634
Total investments, at value (identified cost, $3,023,021,044)		$2,553,648,268
Cash	228,797
Receivable for investments sold	17,282,649
Receivable for fund shares sold	1,968,615
Interest and dividends receivable	3,966,366
Other assets	328,910
Total assets		$2,577,423,605
Liabilities
Payable for investments purchased	$18,943,149
Payable for fund shares reacquired	4,317,250
Payable to affiliates
Management fee	44,959
Shareholder servicing costs	922,254
Distribution and service fees	58,739
Administrative services fee	96
Program manager fees	16
Payable for independent trustees’ compensation	225,188
Accrued expenses and other liabilities	246,954
Total liabilities		$24,758,605
Net assets		$2,552,665,000
Net assets consist of
Paid-in capital	$3,087,328,185
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(469,158,180)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(74,990,362)
Undistributed net investment income	9,485,357
Net assets		$2,552,665,000
Shares of beneficial interest outstanding		185,849,414

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$2,070,342,158
Shares outstanding	150,035,137
Net asset value per share		$13.80
Offering price per share (100/94.25 × net asset value per share)		$14.64
Class B shares
Net assets	$191,625,841
Shares outstanding	14,184,069
Net asset value and offering price per share		$13.51
Class C shares
Net assets	$153,756,760
Shares outstanding	11,485,900
Net asset value and offering price per share		$13.39
Class I shares
Net assets	$80,363,526
Shares outstanding	5,941,653
Net asset value, offering price, and redemption price per share		$13.53
Class R1 shares
Net assets	$6,007,248
Shares outstanding	451,972
Net asset value, offering price, and redemption price per share		$13.29
Class R2 shares (formerly Class R3 shares)
Net assets	$33,399,023
Shares outstanding	2,494,487
Net asset value, offering price, and redemption price per share		$13.39
Class R3 shares (formerly Class R4 shares)
Net assets	$13,887,510
Shares outstanding	1,010,813
Net asset value, offering price, and redemption price per share		$13.74
Class R4 shares (formerly Class R5 shares)
Net assets	$258,609
Shares outstanding	18,649
Net asset value, offering price, and redemption price per share		$13.87
Class 529A shares
Net assets	$1,692,596
Shares outstanding	124,499
Net asset value and redemption price per share		$13.60
Offering price per share (100/94.25 × net asset value per share)		$14.43

Statement of Assets and Liabilities – continued

Class 529B shares
Net assets	$297,758
Shares outstanding	22,707
Net asset value and offering price per share		$13.11
Class 529C shares
Net assets	$1,033,971
Shares outstanding	79,528
Net asset value and offering price per share		$13.00

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$74,020,123
Interest	2,475,403
Dividends from underlying funds	58,690
Foreign taxes withheld	(1,690,918)
Total investment income		$74,863,298
Expenses
Management fee	$11,697,711
Distribution and service fees	15,698,711
Program manager fees	5,322
Shareholder servicing costs	6,178,191
Administrative services fee	514,222
Retirement plan administration and services fees	5,574
Independent trustees’ compensation	73,871
Custodian fee	302,722
Shareholder communications	179,967
Auditing fees	49,818
Legal fees	82,472
Miscellaneous	164,870
Total expenses		$34,953,451
Fees paid indirectly	(39)
Reduction of expenses by investment adviser	(18,391)
Net expenses		$34,935,021
Net investment income		$39,928,277
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(57,015,393)
Foreign currency transactions	(240,091)
Net realized gain (loss) on investments and foreign currency transactions		$(57,255,484)
Change in unrealized appreciation (depreciation)
Investments	$(1,304,258,214)
Translation of assets and liabilities in foreign currencies	(20,140)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,304,278,354)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,361,533,838)
Change in net assets from operations		$(1,321,605,561)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2008	2007
Change in net assets
From operations
Net investment income	$39,928,277	$28,043,530
Net realized gain (loss) on investments and foreign currency transactions	(57,255,484)	345,320,620
Net unrealized gain (loss) on investments and foreign currency translation	(1,304,278,354)	96,421,179
Change in net assets from operations	$(1,321,605,561)	$469,785,329
Distributions declared to shareholders
From net investment income
Class A	$(35,333,110)	$(18,526,177)
Class B	(1,468,848)	(690,032)
Class C	(1,350,617)	(241,329)
Class I	(1,635,068)	(1,072,344)
Class R (b)	(10,188)	(13,426)
Class R1	(51,538)	(36,450)
Former Class R2 (b)	(11,952)	(25,718)
Class R2 (formerly Class R3)	(528,793)	(200,338)
Class R3 (formerly Class R4)	(263,879)	(132,408)
Class R4 (formerly Class R5)	(1,505)	(50)
Class 529A	(24,080)	(7,159)
Class 529B	(2,348)	(173)
Class 529C	(8,131)	(853)
From net realized gain on investments
Class A	(35,241,729)	(250,071,637)
Class B	(4,670,993)	(41,293,656)
Class C	(2,854,059)	(20,816,926)
Class I	(1,238,204)	(8,797,792)
Class R (b)	(42,116)	(463,827)
Class R1	(111,936)	(684,370)
Former Class R2 (b)	(49,406)	(298,158)
Class R2 (formerly Class R3)	(403,039)	(2,537,718)
Class R3 (formerly Class R4)	(247,750)	(1,585,720)
Class R4 (formerly Class R5)	(720)	(4,899)
Class 529A	(24,172)	(155,751)
Class 529B	(5,375)	(33,130)
Class 529C	(19,295)	(115,992)
Total distributions declared to shareholders	$(85,598,851)	$(347,806,033)
Change in net assets from fund share transactions	$(403,770,769)	$(598,386,788)
Total change in net assets	$(1,810,975,181)	$(476,407,492)
Net assets
At beginning of period	4,363,640,181	4,840,047,673
At end of period (including undistributed net investment income of $9,485,357 and $10,610,775, respectively)	$2,552,665,000	$4,363,640,181

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.12	$20.71	$18.45	$17.26	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.16	$0.17	$0.08	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(7.09)	1.99	2.27	1.18	1.68
Total from investment operations	$(6.87)	$2.15	$2.44	$1.26	$1.79
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.12)	$(0.18)	$(0.07)	$(0.15)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.45)	$(1.74)	$(0.18)	$(0.07)	$(0.15)
Net asset value, end of period	$13.80	$21.12	$20.71	$18.45	$17.26
Total return (%) (r)(s)(t)	(32.81)	10.61	13.20	7.29	11.51 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.85	0.91	0.95	0.92
Expenses after expense reductions (f)	0.89	0.85	0.91	0.95	0.92
Net investment income	1.22	0.73	0.86	0.48	0.68
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$2,070,342	$3,412,237	$3,405,335	$3,300,907	$3,457,550

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.58	$20.26	$18.02	$16.90	$15.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.02	$0.05	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.87)	1.94	2.19	1.15	1.64
Total from investment operations	$(6.77)	$1.96	$2.24	$1.12	$1.64
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)	$—	$—	$(0.00	)(w)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.30)	$(1.64)	$—	$—	$(0.00)
Net asset value, end of period	$13.51	$20.58	$20.26	$18.02	$16.90
Total return (%) (r)(s)(t)	(33.25)	9.88	12.43	6.63	10.76	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.51	1.57	1.60	1.57
Expenses after expense reductions (f)	1.54	1.51	1.56	1.60	1.57
Net investment income (loss)	0.56	0.07	0.24	(0.17)	0.03
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$191,626	$475,750	$947,400	$1,481,604	$2,061,959

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.45	$20.14	$17.94	$16.82	$15.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.02	$0.04	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.83)	1.93	2.19	1.15	1.63
Total from investment operations	$(6.73)	$1.95	$2.23	$1.12	$1.63
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.02)	$(0.03)	$—	$—
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.33)	$(1.64)	$(0.03)	$—	$—
Net asset value, end of period	$13.39	$20.45	$20.14	$17.94	$16.82
Total return (%) (r)(s)(t)	(33.24)	9.89	12.42	6.66	10.73	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.50	1.56	1.60	1.57
Expenses after expense reductions (f)	1.54	1.50	1.56	1.60	1.57
Net investment income (loss)	0.57	0.08	0.22	(0.17)	0.03
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$153,757	$272,143	$303,493	$345,272	$424,323

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.74	$20.37	$18.16	$17.04	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.23	$0.23	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(6.97)	1.96	2.23	1.17	1.66
Total from investment operations	$(6.69)	$2.19	$2.46	$1.31	$1.82
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.20)	$(0.25)	$(0.19)	$(0.26)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.52)	$(1.82)	$(0.25)	$(0.19)	$(0.26)
Net asset value, end of period	$13.53	$20.74	$20.37	$18.16	$17.04
Total return (%) (r)(s)	(32.55)	10.99	13.55	7.73	11.86 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.50	0.56	0.60	0.57
Expenses after expense reductions (f)	0.54	0.50	0.56	0.60	0.57
Net investment income	1.57	1.09	1.21	0.82	1.03
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$80,364	$117,852	$127,127	$119,552	$121,966

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 12/31
	2008	2007		2006	2005 (i)
Net asset value, beginning of period	$20.30	$20.09		$17.95	$16.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$(0.00	)(w)	$0.02	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.78)	1.92		2.19	1.42
Total from investment operations	$(6.68)	$1.92		$2.21	$1.37
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)		$(0.07)	$(0.05)
From net realized gain on investments	(0.22)	(1.62)		—	—
Total distributions declared to shareholders	$(0.33)	$(1.71)		$(0.07)	$(0.05)
Net asset value, end of period	$13.29	$20.30		$20.09	$17.95
Total return (%) (r)(s)	(33.26)	9.77		12.31	8.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60		1.75	1.80	(a)
Expenses after expense reductions (f)	1.56	1.59		1.65	1.74	(a)
Net investment income (loss)	0.55	(0.02)		0.08	(0.34	)(a)
Portfolio turnover	21	19		27	41
Net assets at end of period (000 Omitted)	$6,007	$10,465		$2,299	$1,423

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.53	$20.24	$18.06	$16.97	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.09	$0.11	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(6.88)	1.94	2.21	1.15	1.65
Total from investment operations	$(6.69)	$2.03	$2.32	$1.17	$1.69
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.12)	$(0.14)	$(0.08)	$(0.20)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.45)	$(1.74)	$(0.14)	$(0.08)	$(0.20)
Net asset value, end of period	$13.39	$20.53	$20.24	$18.06	$16.97
Total return (%) (r)(s)	(32.91)	10.28	12.85	6.92	11.03 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.15	1.30	1.35	1.31
Expenses after expense reductions (f)	1.05	1.14	1.20	1.32	1.31
Net investment income	1.09	0.43	0.55	0.11	0.28
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$33,399	$38,505	$12,222	$4,711	$1,783

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 12/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$21.02	$20.65	$18.42	$17.01
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.15	$0.15	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.05)	1.97	2.28	1.48
Total from investment operations	$(6.81)	$2.12	$2.43	$1.50
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.13)	$(0.20)	$(0.09)
From net realized gain on investments	(0.22)	(1.62)	—	—
Total distributions declared to shareholders	$(0.47)	$(1.75)	$(0.20)	$(0.09)
Net asset value, end of period	$13.74	$21.02	$20.65	$18.42
Total return (%) (r)(s)	(32.70)	10.51	13.18	8.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.89	0.95	1.02	(a)
Expenses after expense reductions (f)	0.79	0.89	0.95	1.02	(a)
Net investment income	1.32	0.68	0.75	0.26	(a)
Portfolio turnover	21	19	27	41
Net assets at end of period (000 Omitted)	$13,888	$23,582	$13,576	$1,601

Class R4 (formerly Class R5)	Years ended 12/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$21.25	$20.68	$18.44	$17.01
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.15	$0.16	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(7.14)	2.06	2.32	1.45
Total from investment operations	$(6.86)	$2.21	$2.48	$1.54
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.02)	$(0.24)	$(0.11)
From net realized gain on investments	(0.22)	(1.62)	—	—
Total distributions declared to shareholders	$(0.52)	$(1.64)	$(0.24)	$(0.11)
Net asset value, end of period	$13.87	$21.25	$20.68	$18.44
Total return (%) (r)(s)	(32.57)	10.90	13.46	9.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.64	0.61	0.69	(a)
Expenses after expense reductions (f)	0.55	0.64	0.61	0.69	(a)
Net investment income	1.59	0.96	0.75	0.70	(a)
Portfolio turnover	21	19	27	41
Net assets at end of period (000 Omitted)	$259	$69	$7,735	$55

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.82	$20.45	$18.23	$17.05	$15.46
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.10	$0.12	$0.04	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(6.97)	1.97	2.23	1.17	1.65
Total from investment operations	$(6.78)	$2.07	$2.35	$1.21	$1.72
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.08)	$(0.13)	$(0.03)	$(0.13)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.44)	$(1.70)	$(0.13)	$(0.03)	$(0.13)
Net asset value, end of period	$13.60	$20.82	$20.45	$18.23	$17.05
Total return (%) (r)(s)(t)	(32.90)	10.32	12.88	7.08	11.20 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.10	1.16	1.20	1.17
Expenses after expense reductions (f)	1.03	1.10	1.16	1.20	1.17
Net investment income	1.08	0.48	0.61	0.22	0.44
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$1,693	$2,261	$1,488	$1,311	$1,143

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.05	$19.82	$17.70	$16.64	$15.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.04)	$(0.01)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.70)	1.91	2.16	1.13	1.61
Total from investment operations	$(6.62)	$1.87	$2.15	$1.06	$1.58
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.02)	$(0.03)	$—	$(0.01)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.32)	$(1.64)	$(0.03)	$—	$(0.01)
Net asset value, end of period	$13.11	$20.05	$19.82	$17.70	$16.64
Total return (%) (r)(s)(t)	(33.36)	9.64	12.16	6.37	10.50 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.74	1.80	1.85	1.82
Expenses after expense reductions (f)	1.69	1.74	1.80	1.85	1.82
Net investment income (loss)	0.44	(0.17)	(0.06)	(0.42)	(0.21)
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$298	$481	$208	$136	$132

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 12/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.88	$19.67	$17.55	$16.50	$14.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$(0.03)	$(0.01)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.63)	1.88	2.15	1.12	1.60
Total from investment operations	$(6.56)	$1.85	$2.14	$1.05	$1.57
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.02)	$(0.02)	$—	$(0.02)
From net realized gain on investments	(0.22)	(1.62)	—	—	—
Total distributions declared to shareholders	$(0.32)	$(1.64)	$(0.02)	$—	$(0.02)
Net asset value, end of period	$13.00	$19.88	$19.67	$17.55	$16.50
Total return (%) (r)(s)(t)	(33.36)	9.61	12.17	6.36	10.55 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.75	1.81	1.85	1.82
Expenses after expense reductions (f)	1.69	1.75	1.81	1.85	1.82
Net investment income (loss)	0.43	(0.17)	(0.03)	(0.43)	(0.19)
Portfolio turnover	21	19	27	41	78
Net assets at end of period (000 Omitted)	$1,034	$1,610	$960	$746	$604

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Open-end

Notes to Financial Statements – continued

investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of December 31, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$2,307,441,709	$246,206,559	$—	$2,553,648,268
Other Financial Instruments	$—	$—	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can

Notes to Financial Statements – continued

also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is

Notes to Financial Statements – continued

subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2008, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/08	12/31/07
Ordinary income (including any short-term capital gains)	$40,699,268	$29,057,001
Long-term capital gain	44,899,583	318,749,032
	$85,598,851	$347,806,033

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/08
Cost of investments	$3,031,357,588
Gross appreciation	227,059,623
Gross depreciation	(704,768,943)
Net unrealized appreciation (depreciation)	$(477,709,320)
Undistributed ordinary income	9,664,336
Capital loss carryforwards	(17,880,975)
Post-October capital loss deferral	(48,772,843)
Other temporary differences	35,617

As of December 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(17,880,975)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $108,800 and $1,849 for the year ended December 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan

Notes to Financial Statements – continued

is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$9,906,314
Class B	0.75%	0.25%	1.00%	1.00%	3,263,282
Class C	0.75%	0.25%	1.00%	1.00%	2,176,757
Class R (b)	0.25%	0.25%	0.50%	0.50%	5,576
Class R1	0.75%	0.25%	1.00%	0.95%	81,336
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	6,435
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	181,512
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	52,458
Class 529A	0.25%	0.25%	0.50%	0.35%	6,930
Class 529B	0.75%	0.25%	1.00%	1.00%	3,987
Class 529C	0.75%	0.25%	1.00%	1.00%	14,124
Total Distribution and Service Fees					$15,698,711

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to January 2, 1991, are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2008, were as follows:

Amount
Class A	$2,509
Class B	337,782
Class C	8,799
Class 529B	618
Class 529C	11

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.14% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended December 31, 2008, were as follows:

Amount
Class 529A	$2,762
Class 529B	566
Class 529C	1,994
Total Program Manager Fees	$5,322

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2008, the fee was $2,840,482, which equated to 0.0802% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended December 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,337,709.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2008 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Notes to Financial Statements – continued

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended December 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of Class R1 average daily net assets:

Retirement Plan Administration and Service Fees	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	—	0.07%	$5,574

(g)	Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $11,053. This amount is included in independent trustees’ compensation for the year ended December 31, 2008. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $75,254. This amount is included in miscellaneous expense for the year ended December 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $171,348 at December 31, 2008, and is included in payable for independent trustees’ compensation.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $53,425 of deferred trustees’ compensation.

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $31,422 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $18,391, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $743,757,106 and $1,210,072,998, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,982,144	$243,912,177	31,724,935	$692,091,019
Class B	1,101,953	18,878,467	1,484,826	31,090,769
Class C	745,241	11,911,820	624,802	13,030,034
Class I	1,214,697	19,560,333	5,816,948	126,612,328
Class R (b)	42,934	852,802	288,409	6,290,697
Class R1	79,448	1,389,535	538,226	11,355,772
Former Class R2 (b)	14,416	273,041	229,031	4,912,027
Class R2 (formerly Class R3)	1,316,992	24,064,391	2,005,475	42,894,407
Class R3 (formerly Class R4)	336,650	6,363,998	1,263,267	27,147,932
Class R4 (formerly Class R5)	15,280	218,591	3,123	67,280
Class 529A	27,164	424,228	50,092	1,036,118
Class 529B	3,045	51,610	18,084	360,062
Class 529C	17,369	306,560	39,257	782,541
	18,897,333	$328,207,553	44,086,475	$957,670,986
Shares issued to shareholders in reinvestment of distributions
Class A	3,383,259	$55,777,888	10,505,971	$218,248,505
Class B	306,737	5,527,426	1,871,232	37,734,412
Class C	194,232	3,346,373	833,210	16,753,482
Class I	183,296	2,864,300	481,392	9,824,170
Class R (b)	2,212	41,437	23,237	470,837
Class R1	9,536	163,409	35,882	720,820
Former Class R2 (b)	3,364	61,358	16,065	323,876
Class R2 (formerly Class R3)	59,682	924,841	134,832	2,736,651
Class R3 (formerly Class R4)	31,522	511,454	82,817	1,718,134
Class R4 (formerly Class R5)	145	2,224	237	4,948
Class 529A	2,984	48,252	7,925	162,706
Class 529B	454	7,723	1,681	33,303
Class 529C	1,621	27,426	5,957	116,874
	4,179,044	$69,304,111	14,000,438	$288,848,718

Notes to Financial Statements – continued

	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(28,897,422)	$(514,312,788)	(45,082,878)	$(987,502,891)
Class B	(10,340,078)	(184,846,752)	(27,003,423)	(569,654,133)
Class C	(2,762,258)	(47,365,034)	(3,219,418)	(67,552,793)
Class I	(1,138,084)	(20,257,393)	(6,856,966)	(148,875,566)
Class R (b)	(238,156)	(4,750,315)	(960,794)	(20,855,975)
Class R1	(152,416)	(2,703,841)	(173,145)	(3,575,433)
Former Class R2 (b)	(246,156)	(4,795,164)	(65,450)	(1,339,452)
Class R2 (formerly Class R3)	(757,691)	(13,519,476)	(868,641)	(18,176,800)
Class R3 (formerly Class R4)	(479,013)	(8,037,780)	(881,998)	(18,771,890)
Class R4 (formerly Class R5)	(5)	(62)	(374,137)	(7,726,263)
Class 529A	(14,234)	(251,293)	(22,206)	(474,893)
Class 529B	(4,803)	(87,889)	(6,271)	(128,821)
Class 529C	(20,468)	(354,646)	(13,032)	(271,582)
	(45,050,784)	$(801,282,433)	(85,528,359)	$(1,844,906,492)
Net change
Class A	(11,532,019)	$(214,622,723)	(2,851,972)	$(77,163,367)
Class B	(8,931,388)	(160,440,859)	(23,647,365)	(500,828,952)
Class C	(1,822,785)	(32,106,841)	(1,761,406)	(37,769,277)
Class I	259,909	2,167,240	(558,626)	(12,439,068)
Class R (b)	(193,010)	(3,856,076)	(649,148)	(14,094,441)
Class R1	(63,432)	(1,150,897)	400,963	8,501,159
Former Class R2 (b)	(228,376)	(4,460,765)	179,646	3,896,451
Class R2 (formerly Class R3)	618,983	11,469,756	1,271,666	27,454,258
Class R3 (formerly Class R4)	(110,841)	(1,162,328)	464,086	10,094,176
Class R4 (formerly Class R5)	15,420	220,753	(370,777)	(7,654,035)
Class 529A	15,914	221,187	35,811	723,931
Class 529B	(1,304)	(28,556)	13,494	264,544
Class 529C	(1,478)	(20,660)	32,182	627,833
	(21,974,407)	$(403,770,769)	(27,441,446)	$(598,386,788)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year

Notes to Financial Statements – continued

ended December 31, 2008, the fund’s commitment fee and interest expense were $17,427 and $142, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	154,347,214	102,883,580	51,463,634

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$58,690	$51,463,634

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2009

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
T. Kevin Beatty Nicole Zatlyn

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $44,899,583 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2008 and 2007, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
Massachusetts Investors Trust	41,820	41,987

For the fiscal years ended December 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	5,792	6,217	1,115	1,138

To MFS and MFS Related Entities of Massachusetts Investors Trust*	1,256,504	1,189,135	0	0	223,140	366,217

Aggregate fees for non-audit services:
	2008		2007
To Massachusetts Investors Trust, MFS and MFS Related Entities#	1,536,376		1,775,082

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 19, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 19, 2009

*	Print name and title of each signing officer under his or her signature.